As filed with the Securities and Exchange Commission on October 18, 2016

Registration No. 333-212962

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	23-3096839
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3807 West Chester Pike

Newtown Square, Pennsylvania 19073

(866) 248-4344

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Kathleen Shea-Ballay

Senior Vice President, General Counsel and Secretary

Sunoco Partners LLC

3807 West Chester Pike

Newtown Square, Pennsylvania 19073

(866) 248-4344

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael J. Swidler

Vinson & Elkins L.L.P.

666 Fifth Avenue, 26th Floor

New York, New York 10103

(212) 237-0020

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 1 is being filed solely for the purpose of filing an exhibit to the Registration Statement on Form S-3 (File No. 333-212962) and no changes or additions are being made hereby to the prospectus which forms a part of the Registration Statement or to Items 14, 15 or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 14, 15 and 17 of Part II of the Registration Statement have been omitted from this filing.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.	Exhibits.

Exhibit Number	Exhibit Title

1.1**	Form of Underwriting Agreement.

4.1	Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of January 26, 2010 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed January 28, 2010).

4.2	Amendment No. 1 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of July 1, 2011 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed July 5, 2011).

4.3	Amendment No. 2 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of November 21, 2011 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed November 28, 2011).

4.4	Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of June 12, 2014 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed June 17, 2014).

4.5	Amendment No. 4 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of July 30, 2014 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed August 4, 2014).

4.6	Amendment No. 5 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of August 28, 2015 (incorporated by reference to Exhibit 3.2 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed September 1, 2015).

4.7	Amendment No. 6 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of October 8, 2015 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed October 15, 2015).

4.8	Form of certificate representing Common Units of Sunoco Logistics Partners L.P. (filed as Exhibit A to the Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of January 26, 2010 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed January 28, 2010)).

5.1***	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

8.1***	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1*	Consent of Grant Thornton LLP, independent registered public accounting firm.

23.2***	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1 hereto).

24.1***	Power of Attorney (contained on the signature pages to this registration statement).

*	Filed herewith.
**	To be filed as an exhibit to a report filed by Sunoco Logistics Partners L.P. pursuant to Section 13(a) or 15(d) of the Exchange Act or in a post-effective amendment to this registration statement.
***	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newtown Square, Commonwealth of Pennsylvania, on October 18, 2016.

SUNOCO LOGISTICS PARTNERS L.P.

By:	SUNOCO PARTNERS LLC
its General Partner

By:	/s/ Peter J. Gvazdauskas
Name:	Peter J. Gvazdauskas
Title:	Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Marshall S. McCrea, III	Chairman of the Board of Directors of Sunoco Partners LLC	October 18, 2016

* Steven R. Anderson	Director of Sunoco Partners LLC	October 18, 2016

* Scott A. Angelle	Director of Sunoco Partners LLC	October 18, 2016

* Basil Leon Bray	Director of Sunoco Partners LLC	October 18, 2016

* Michael J. Hennigan	President and Chief Executive Officer and Director of Sunoco Partners LLC	October 18, 2016
(Principal Executive Officer)

* Thomas P. Mason	Director of Sunoco Partners LLC	October 18, 2016

* James R. Perry	Director of Sunoco Partners LLC	October 18, 2016

* Michael D. Galtman	Controller and Chief Accounting Officer (Principal Accounting Officer)	October 18, 2016

/s/ Peter J. Gvazdauskas	Chief Financial Officer and Treasurer	October 18, 2016
Peter J. Gvazdauskas	(Principal Financial Officer)

*By:	/s/ Kathleen Shea-Ballay
Kathleen Shea-Ballay
Attorney-in-fact

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Exhibit Index

Exhibit Number	Exhibit Title

1.1**	Form of Underwriting Agreement.

4.1	Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of January 26, 2010 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed January 28, 2010).

4.2	Amendment No. 1 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of July 1, 2011 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed July 5, 2011).

4.3	Amendment No. 2 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of November 21, 2011 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed November 28, 2011).

4.4	Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of June 12, 2014 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed June 17, 2014).

4.5	Amendment No. 4 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of July 30, 2014 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed August 4, 2014).

4.6	Amendment No. 5 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of August 28, 2015 (incorporated by reference to Exhibit 3.2 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed September 1, 2015).

4.7	Amendment No. 6 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of October 8, 2015 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed October 15, 2015).

4.8	Form of certificate representing Common Units of Sunoco Logistics Partners L.P. (filed as Exhibit A to the Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of January 26, 2010 (incorporated by reference to Exhibit 3.1 of Sunoco Logistics Partners L.P.’s Current Report on Form 8-K, File No. 1-31219, filed January 28, 2010)).

5.1***	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

8.1***	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1*	Consent of Grant Thornton LLP, independent registered public accounting firm.

23.2***	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1 hereto).

24.1***	Power of Attorney (contained on the signature pages to this registration statement).

*	Filed herewith.
**	To be filed as an exhibit to a report filed by Sunoco Logistics Partners L.P. pursuant to Section 13(a) or 15(d) of the Exchange Act or in a post-effective amendment to this registration statement.
***	Previously filed.

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